EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of April 22, 2013 to the Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 13, 2011 (the “Credit Agreement”) among Tower Automotive Holdings USA, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto (together with the Borrower, collectively, the “Loan Parties”), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”).

The parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to (x) “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and (y) “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference and each reference to the Credit Agreement and each other similar reference contained in the other Loan Documents shall, in each case, as of the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.

Section 2. Amendments.

(a)           The definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is amended by inserting the following new paragraph at the end thereof:

“Notwithstanding the foregoing, the following shall constitute “Permitted Refinancing Indebtedness”: Indebtedness in the form of one or more tranches of term loans incurred to Refinance the Secured Notes, provided that (i) the aggregate amount of such Indebtedness does not exceed $430,000,000, (ii) such Indebtedness contains covenants and events of default that are customary for term loan financings of such type, as determined in good faith by the Borrower (it being understood that a financial maintenance covenant shall be permitted), (iii) such Indebtedness satisfies any otherwise applicable requirements set forth in clauses (b), (c) and (d) in the preceding paragraph and (iv) the proceeds of such Indebtedness are used solely to Refinance the Secured Notes and/or, directly or indirectly, up to $25,000,000 of Indebtedness of one or more Foreign Subsidiaries and to pay accrued and unpaid interest thereon and applicable fees, expenses, penalties and premiums in connection therewith from time to time (including, for the avoidance of doubt, after the date on which such Indebtedness is incurred).”

(b)          Clause (y) of the proviso in paragraph (A) of the definition of “Permitted Restrictions” in Section 1.01 of the Credit Agreement is amended by inserting the following parenthetical “(other than the Permitted Refinancing Indebtedness described in the last paragraph of the definition of such term)” immediately after the phrase “Permitted Refinancing Indebtedness”.

(c)          Sub-clause (z) in clause (b) of Section 3.17 of the Credit Agreement is amended by replacing the reference to “clause (ii) of Section 6.03(q)” with a reference to “clause (iii) of Section 6.03(q)”.

(d)          The last paragraph of Section 6.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.01 may at any time attach to any Loan Party’s (1) Eligible Accounts Receivable, other than those permitted under clause (i) of the definition of Permitted Lien or clause (b) or (m) above and (2) Eligible Inventory, other than those permitted under clause (i) or (ii) of the definition of Permitted Lien or clause (b) or (m) above.

(e)          Section 6.03(q) of the Credit Agreement is amended and restated to read in its entirety as follows:

(q)          (i) Indebtedness incurred under the Secured Notes Indenture, (ii) [reserved] and (iii) Permitted Refinancing Indebtedness incurred to Refinance Indebtedness permitted pursuant to clause (i), (ii) or this clause (iii) or as otherwise contemplated by clause (iv) of the definition of Permitted Refinancing Indebtedness.

Section 3. Representations of Loan Parties. Each Loan Party represents and warrants that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of such date (unless such representation or warranty is made only as of a specific date, in which event such representation or warranty is true and correct in all material respects as of such specific date) and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

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Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart hereof.

Section 5. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):

(a)          the Agent shall have received from each of the Loan Parties and the Lenders party hereto, who constitute the Required Lenders, (x) a counterpart of this Amendment signed on behalf of such party or (y) evidence satisfactory to the Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of this Amendment; and

(b)          the Borrower shall have paid all expenses of the Agent payable pursuant to Section 10.05(a) of the Credit Agreement to the extent invoiced on or prior the Amendment Effective Date (including, without limitation, the reasonable fees, disbursements and other charges of Davis Polk & Wardwell LLP).

Section 6. Reference To and Effect Upon the Credit Agreement.

(a)          Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents and all rights of the Agent, the Issuing Lender, the Swing Line Lender and the Lenders and all obligations of the Loan Parties, shall remain in full force and effect. Each Loan Party hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect.

(b)          This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and all the other Loan Documents.

Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Pages Follow]

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BORROWER:

TOWER AUTOMOTIVE HOLDINGS USA, LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

GUARANTORS:

TOWER INTERNATIONAL, INC. (formerly known as Tower Automotive, LLC)

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

TOWER AUTOMOTIVE HOLDINGS I, LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

TOWER AUTOMOTIVE HOLDINGS II(a), LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

TOWER AUTOMOTIVE HOLDINGS II(b), LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Amended and Restated Revolving Credit and Guaranty Agreement]

TOWER AUTOMOTIVE OPERATIONS USA I, LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

TOWER DEFENSE & AEROSPACE HOLDINGS, LLC

By:	/s/ Michael Rajkovic
Name: Michael Rajkovic
Title: President

TOWER ACQUISITION COMPANY II, LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

TOWER DEFENSE & AEROSPACE, LLC

By:	/s/ Michael Rajkovic
Name: Michael Rajkovic
Title: President

TOWER INTERNATIONAL REAL ESTATE COMPANY, LLC

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President and Chief Executive Officer

TA HOLDINGS FINANCE, INC.

By:	/s/ Mark M. Malcolm
Name: Mark M. Malcolm
Title: President

[Signature Page to Amendment No. 1 to Amended and Restated Revolving Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., as Agent, Issuing Lender, Swing Line Lender and Lender

By:	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

CIT BANK, as Lender

By:	/s/ Neal Legan
Name: Neal Legan
Title: Managing Director

CITIBANK, N.A., as Lender

By:	/s/ Stephanie Sanders
Name: Stephanie Sanders
Title: Vice President

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

RBS CITIZENS BUSINESS CAPITAL, a division of RBS Citizens, N.A., as Lender

By:	/s/ James G. Zamborsky
Name: James G. Zamborsky
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By:	/s/ Todd Nakamoto
Name: Todd Nakamoto
Title: SR Relationship Manager

[Signature Page to Amendment No. 1 to Amended and Restated Revolving Credit and Guaranty Agreement]